Balance Sheets (Parenthetical) (USD $) In Thousands, except Share data, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Amortized cost of fixed-maturity securities available-for-sale	$ 615,294	$ 637,031
Receivables, allowance for uncollectible	$ 18	$ 15
Common stock, par value	$ 10	$ 10
Common stock, shares authorized	200,000	200,000
Common stock, shares issued	200,000	200,000
Common stock, shares outstanding	200,000	200,000